SETTLEMENT AGREEMENT

                                       AND

                                 MUTUAL RELEASE

                  This Settlement Agreement and Mutual Release ("Settlement Agreement"), dated as of May 25, 2000, by and among Covol Technologies, Inc., a Delaware Corporation ("Covol"), and Alabama Synfuel #1 Ltd., a Delaware limited partnership ("ASF"), ASF and Covol sometimes collectively referred to herein as a "Covol Party" or the "Covol Parties"), on the one hand, and Birmingham Syn Fuel, L.L.C., an Oregon limited liability company ("BSF"), PacifiCorp Syn Fuel, L.L.C., an Oregon limited liability company ("PSF") and PacifiCorp Financial Services, Inc., an Oregon corporation ("Financial") (BSF, PSF and Financial sometimes collectively referred to herein as a "PacifiCorp Party" or the "PacifiCorp Parties"), on the other hand.

                  WHEREAS, Covol and BSF are parties to the Original Royalty Agreement (such term and other capitalized terms used herein having the respective meanings set forth in Article I below);

                  WHEREAS, Covol and PSF are parties to the Original Additional Facilities Agreement;

                  WHEREAS, Financial has a significant interest in each of BSF and PSF;

                  WHEREAS, BSF, ASF and Covol are parties to the Alabama Project Purchase Agreement and ASF is the holder of the Original Note;

                  WHEREAS, Covol owns all of the outstanding interests of ASF;

                  WHEREAS, subject to the terms and conditions contained herein, the Covol Parties, on the one hand, and the PacifiCorp Parties, on the other hand, desire to settle their differences with respect to the matters contemplated herein.

                  NOW THEREFORE, for the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                  ** This exhibit contains confidential material which has been omitted pursuant to a Confidential Treatment Request. The omitted information has been filed separately with the Securities and Exchange Commission.

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                                    ARTICLE I
                                   DEFINITIONS

                  Section 1.1. Definitions. For purposes of this Settlement Agreement, the following terms shall have the following meanings:

                  "Affiliate" shall mean, with respect to any Person, (a) any Person directly or indirectly controlling, controlled by or under common control with that Person, (b) any Person controlling 10 percent or more of the outstanding voting securities of that Person, (c) any officer, director or partner of that Person, and (d) if that Person is an officer, director or partner of another Person, any Person for which that Person acts in any such capacity.

                  "After-Tax Basis" means, when used in connection with an indemnity payment by one party to another party, a payment in addition to the basic indemnity payment otherwise required hereunder such that (1) such basic indemnity payment, plus (2) the additional payment, less (3) any increase in the Federal, State or local income taxes actually payable by the recipient as a result of its receipt of such basic indemnity payment and such additional amount, and taking into account the tax effect (including any savings) resulting from the events or payments giving rise to the basic indemnity payment, shall equal the basic indemnity payment; provided, however, for purposes of determining the After-Tax Basis, each payee shall be deemed to be subject to tax at the highest marginal (federal, state and local, as the case may be) corporate income or excise tax rate for a corporation doing business in the State in which the principal corporate office of the party receiving the payment is in effect or scheduled to be in effect for the year in which the receipt of the payment or payments is taxed.

                  "Alabama Project Purchase Agreement" means that certain Alabama Project Purchase Agreement, dated as of March 20, 1997, among BSF, ASF and Covol.

                  "Amended Collateral Assignment of Lease" means the Amended and Restated Collateral Assignment of Lease, dated as of even date herewith, executed by BSF for the benefit of ASF.

                  "Amended Note" means the Amended and Restated Promissory Note, dated as of even date herewith, issued by BSF, as maker, to ASF, as lender, in the principal amount of $6,500,000 and bearing interest at a rate of six percent (6%) per annum, simple interest.

                  "Amended Royalty Agreements" means those four License and Binder Agreements, dated as of even date herewith, relating to the Projects, one of which is between Covol and BSF and three of which are between Covol and PSF.

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

                  "Amended Security Agreement" means the Amended and Restated Security Agreement, dated as of even date herewith, between BSF, as debtor, and ASF, as secured party.

                  "Applicable Law" means all applicable laws, including, without limitation, Federal, State, local or international laws, rules, ordinances, judgments, decrees, injunctions, writs, interpretations, licenses and permits or orders of any court, arbitrator or Governmental Authority.

                  "ASF" means Alabama Synfuel #1 Ltd., a Delaware limited partnership.

                  "BSF" means Birmingham Syn Fuel, L.L.C., an Oregon limited liability company.

                  "Collateral Assignment of Lease" means that certain Collateral Assignment Lease, dated February 20, 1998, executed by BSF for the benefit of ASF.

                  "Covol Parties" means Covol and ASF.

                  "Covol" means Covol Technologies, Inc., a Delaware corporation.

                  "Financial" means PacifiCorp Financial Services, Inc., an Oregon corporation.

                  "Governmental Authority" means any Federal, State, county, municipal, regional, local, territorial or other governmental department, regulatory body, commission, board, bureau, agency, taxing authority or instrumentality, domestic or foreign or international.

                  "Interest Payment" shall have the meaning set forth in Section
2.1 hereof.

                  "Loan Agreement" means that certain Convertible Loan and Security Agreement dated as of March 20, 1997, between PFS and Covol.

                  "1999 Settlement Agreement" means that certain Settlement Agreement effective as of April 25, 1999 by and among PSF, BSF, Covol and ASF.

                  "Original Additional Facilities Agreement" means that certain Amended and Restated Agreement Concerning Additional Facilities, dated as of December 12, 1997, between PSF and Covol.

                  "Original Note" means that certain Non-Negotiable Promissory Note , dated as of February 20, 1998, issued by BSF, as maker, to ASF, as lender, in the principal amount of $6,500,000 bearing interest at a rate of twelve percent (12%) per annum.

                  "Original Royalty Agreement" means that certain Amended and Restated License and Binder Purchase Agreement, dated as of December 12, 1997, among BSF, Covol and ASF.

                  "PacifiCorp Parties" means BSF, PSF and Financial.

                  "Person" shall mean and include an individual, proprietorship, trust, estate, partnership, joint venture, association, company, corporation or other entity.

                  "Projects" shall mean those four synthetic fuel facilities owned by either BSF or PSF and currently located in Birmingport, Alabama (1 facility), Brookwood, Alabama (1 facility) and Pumpkin Center, Alabama (2 facilities).

                  "PSF" means PacifiCorp Syn Fuel, L.L.C., an Oregon limited liability company.

                  "Royalty Payment" shall have the meaning set forth in Section
2.1 hereof.

                  "Security Agreement" means that certain Security Agreement, dated as of February 20, 1998, between BSF, as debtor, and ASF, as secured party.

                  "Settlement Agreement" means this Settlement Agreement and Mutual Release.

                  "Transaction Documents" shall have the meaning set forth in
Section 2.1 hereof.

                  Section 1.2. Interpretation. All terms defined in the singular have the same meanings when used in the plural and vice versa. Except as otherwise expressly provided or unless the context otherwise requires, (i) any reference to an Article, Section, subsection or clause is a reference to an Article, Section, subsection or clause of this Settlement Agreement, (ii) the terms "hereof," "herein," "hereto," "hereunder," and "herewith" refer to this Settlement Agreement as a whole, (iii) reference to any law or regulation is to that law as amended or modified as of the date the reference is made, (iv) reference to a given agreement or instrument is a reference to that agreement or instrument as originally executed, and as modified, amended, supplemented and restated through the date of which reference is made to such agreement or instrument, and (v) accounting terms have the meanings given to them by generally accepted accounting principles.

                                   ARTICLE II
                EFFECTIVENESS, SURVIVAL OF SETTLEMENT AGREEMENT;
                       PAYMENTS AND DELIVERY OF DOCUMENTS

                  Section 2.1. Effectiveness, Survival of Settlement Agreement. This Settlement Agreement shall be effective upon the date on which ASF shall have received the following documents and amounts:

                  (1) original or copies of duly and fully executed counterparts of (a) the Amended Royalty Agreements,
                           (b) the Amended Note, (c) the Amended Collateral Assignment of Sublease, and (d) the Amended Security Agreement (collectively referred to herein as the "Transaction Documents"); provided that if copies are provided to ASF, the signatory providing such a copy shall deliver to ASF the original of such counterpart within three (3) business days after delivery of such copy;

                  (2) $2,016,708.18 (the "Interest Payment") representing payment in full of all accrued and unpaid interest on the Original Note through and including May 25, 2000; and

                  (3) $** (the "Royalty Payment") representing payment in full of all royalties due to Covol and ASF under the Original Royalty Agreement through and including March 31, 2000.


                                   ARTICLE III
                                 REPRESENTATIONS

                  Section 3.1. Representations of Covol Parties. The Covol Parties hereby jointly and severally represent and warrant to the PacifiCorp Parties as of the date hereof that:

                           Section 3.1.1. Due Organization, Etc. Each of the
Covol Parties is a corporation or limited partnership, as the case may be, duly organized and validly existing under the laws of its respective state of formation, and each such party has the corporate power and authority or limited partnership power and authority, as the case may be, to own or lease its properties and assets and to carry on its business as it does currently, and to perform its obligations under this Settlement Agreement and the Transaction Documents to which it is a party.

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

                           Section 3.1.2. Authority. Each of the Covol Parties
has the requisite corporate power and corporate authority or limited partnership power and limited partnership authority, as the case may be, to enter into and perform its obligations hereunder and under the Transaction Documents to which it is a party and to consummate the transactions herein and therein contemplated in accordance with the terms, provisions and conditions hereof and thereof. All corporate or partnership proceedings required to be taken by or on behalf of each Covol Party to authorize it to execute, deliver and perform the terms of this Settlement Agreement and the Transaction Documents to which each such Covol Party is a party have been taken.

                           Section 3.1.3. Valid and Binding Obligations. This
Settlement Agreement and each of the Transaction Documents constitutes a valid, legal, binding, and enforceable obligation of each of the Covol Parties party thereto, enforceable against the respective Covol Parties in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and the enforcement of debtors' obligations generally and (ii) general principles of equity, regardless of whether enforcement is pursuant to a proceeding in equity or at law.

                           Section 3.1.4. No Violation of Law, Etc. The
execution and delivery of this Settlement Agreement and the Transaction Documents by each Covol Party do not and will not, and the performance by each Covol Party of this Settlement Agreement will not, (i) require any authorization or approval by, filing with, or notice to, any Governmental Authority, or (ii) result in a loss of rights under, or give any third party the right to terminate or materially modify, any right, franchise, privilege, license, permit or authorization of any Covol Party, or (iii) violate, conflict with or constitute a default or event of default under (X) the certificate or articles of incorporation or partnership agreement, as the case may be, or bylaws of any Covol Party, or of any agreement or instrument to which any Covol Party is a party or by which any Covol Party or its properties are bound, (Y) to the knowledge of the Covol Parties, any Applicable Law relating to the property or operation of the Partnership or business of the Covol Parties, or (Z) any provision of any order, arbitral award, judgment or decree by which any Covol Party or its properties are bound; or (iv) require the consent of any third party (other than consents which have been obtained and are now in full force and effect).

                           Section 3.1.5 ASF. Covol is the sole partner, either
general or limited, of ASF.

                  Section 3.2. Representations of PacifiCorp Parties. The PacifiCorp Parties hereby jointly and severally represent and warrant to the Covol Parties as of the date hereof that:

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

                           Section 3.2.1. Due Organization, Etc. Each of the
PacifiCorp Parties is a corporation or limited liability company, as the case may be, duly organized and validly existing under the laws of its respective state of formation, and each such party has the corporate power and authority or limited liability company power and authority, as the case may be, to own or lease its properties and assets and to carry on its business as it does currently, and to perform its obligations under this Settlement Agreement and the Transaction Documents to which it is a party.

                           Section 3.2.2. Authority. Each of the PacifiCorp
Parties has the requisite corporate power and corporate authority or limited liability company power and limited liability company authority, as the case may be, to enter into and perform its obligations hereunder and under the Transaction Documents to which it is a party and to consummate the transactions herein and therein contemplated in accordance with the terms, provisions and conditions hereof and thereof. All corporate proceedings required to be taken by or on behalf of each PacifiCorp Party to authorize it to execute, deliver and perform the terms of this Settlement Agreement and the Transaction Documents to which each such PacifiCorp Party is a party have been taken.

                           Section 3.2.3. Valid and Binding Obligations. This
Settlement Agreement and each of the Transaction Documents constitutes a valid, legal, binding, and enforceable obligation of each of the PacifiCorp Parties party thereto, enforceable against the respective PacifiCorp Parties in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and the enforcement of debtors' obligations generally and (ii) general principles of equity, regardless of whether enforcement is pursuant to a proceeding in equity or at law.

                           Section 3.2.4. No Violation of Law, Etc. The
execution and delivery of this Settlement Agreement and the Transaction Documents by each PacifiCorp Party do not and will not, and the performance by each PacifiCorp Party of this Settlement Agreement and the Transaction Documents to which it is a party will not, (i) require any authorization or approval by, filing with, or notice to, any Governmental Authority, or (ii) result in a loss of rights under, or give any third party the right to terminate or materially modify, any right, franchise, privilege, license, permit or authorization of any PacifiCorp Party, or (iii) violate, conflict with or constitute a default or event of default under (X) the certificate or articles of incorporation or operating agreement, as the case may be, or bylaws of any PacifiCorp Party, or of any agreement or instrument to which any PacifiCorp Party is a party or by which any PacifiCorp Party or its properties are bound, (Y) to the knowledge of the PacifiCorp Parties, any Applicable Law relating to the property or operation of the Partnership or business of the PacifiCorp Parties, or (Z) any provision of any order, arbitral award, judgment or decree by which any PacifiCorp Party or its properties are bound; or (iv) require the consent of any third party (other than consents which have been obtained and are now in full force and effect).

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

                                   ARTICLE IV
                                 MUTUAL RELEASES

                  Section 4.1.  Mutual Releases.

                           Section 4.1.1 Release by Covol Parties. For the
consideration recited herein, and subject to the exclusions provided in Section
4.2 hereof, the Covol Parties hereby release, acquit and forever discharge each of the PacifiCorp Parties and their respective past and present agents, attorneys, officers, directors, shareholders, employees, successors, subsidiaries, affiliated companies and parent companies from any and all past, present and future claims, demands, obligations, actions, causes of action, rights or damages which they, or any of them, now have, may claim to have, ever had or may hereafter acquire, whether such claims are currently known, unknown, foreseen or unforeseen, including, without limitation, those arising out of or in any way related to the Projects, the Original Note, the Original Royalty Agreement, the Original Additional Facilities Agreement, the Alabama Project Purchase Agreement, the Loan Agreement, the Security Agreement, the Collateral Assignment of Lease (it being acknowledged and agreed that the Security Agreement and Collateral Assignment of Lease have been fully superseded by the Amended Security Agreement and Amended Collateral Assignment of Lease, respectively), or in any other agreement contemplated in any such agreements.

                           Section 4.1.2 Release by PacifiCorp Parties. For the
consideration recited herein, and subject to the exclusions provided in Section
4.2 hereof, the PacifiCorp Parties hereby release, acquit and forever discharge each of the Covol Parties and their respective past and present agents, attorneys, officers, directors, shareholders, employees, successors, subsidiaries, affiliated companies and parent companies from any and all past, present and future claims, demands, obligations, actions, causes of action, rights or damages which they, or any of them, now have, may claim to have, ever had or may hereafter acquire, whether such claims are currently known, unknown, foreseen or unforeseen, including, without limitation, those arising out of or in any way related to the Projects, the Original Note, the Original Royalty Agreement, the Original Additional Facilities Agreement, the Alabama Project Purchase Agreement, the Loan Agreement, the Security Agreement, the Collateral Assignment of Lease (it being acknowledged and agreed that the Security Agreement and Collateral Assignment of Lease have been fully superseded by the Amended Security Agreement and Amended Collateral Assignment of Lease, respectively), or in any other agreement contemplated in any such agreements.

                  Section 4.2. Limitations to Mutual Releases. The mutual releases set forth above shall not discharge any promise, covenant, representation or warranty expressly set forth in (i) this Settlement Agreement,
(ii) any of the Transaction Documents, or (iii) the 1999

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

Settlement Agreement, nor shall they affect in any way any obligations or agreements between Covol and Utah Power & Light Company relating to the provision of electricity.

                                    ARTICLE V
                  ACKNOWLEDGMENT CONCERNING CERTAIN AGREEMENTS

                  Section 5.1. Acknowledgment Concerning Termination of Other Agreements. Each of the PacifiCorp Parties, on the one hand, and the Covol Parties, on the other hand, hereby acknowledge and agree that, effective upon the execution and delivery of this Settlement Agreement and the Transaction Documents and upon payment of the Interest Payment and the Royalty Payment, (i) all agreements entered into between the parties or instruments delivered by the parties in connection with the Projects are hereby terminated and of no further force and effect as of the date hereof without further action on the part of any of the parties hereto, except for this Settlement Agreement, the Transaction Documents and the 1999 Settlement Agreement and (ii) the Collateral Assignment of Lease and the Security Agreement have been amended and restated in their entirety by the Amended Collateral Assignment of Lease and Amended Security Agreement, respectively, and the Covol parties have a continuity of interest in the collateral described in the Collateral Assignment of Lease and Security Agreement.

                                   ARTICLE VI
                                 INDEMNIFICATION

                  Section 6.1. Indemnification by Covol Parties. The Covol Parties hereby jointly and severally agree to indemnify and hold each of the PacifiCorp Parties and their respective successors and assigns harmless from and against, on an After-Tax Basis, without duplication, any and all losses, damages, taxes, costs and expenses (including court costs and reasonable outside attorneys' fees, including such fees at trial and on appeal) ("PacifiCorp Loss" or "PacifiCorp Losses") actually suffered or incurred by any of the PacifiCorp Parties or any of such assignees or successors to the extent such PacifiCorp Loss arises out of or results from any breach of any representation, warranty or covenant by the Covol Parties herein or in the Transaction Documents.

                  Section 6.2. Indemnification by PacifiCorp Parties. The PacifiCorp Parties hereby jointly and severally agree to indemnify and hold each of the Covol Parties and their respective successors and assigns harmless from and against, on an After-Tax Basis, without duplication, any and all losses, damages, taxes, costs and expenses (including court costs and reasonable outside attorneys' fees, including such fees at trial and on appeal) ("Covol Loss" or

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

"Covol Losses") actually suffered or incurred by any of the Covol Parties or any of such assignees or successors to the extent such Covol Loss arises out of or results from any breach of any representation, warranty or covenant by the PacifiCorp Parties herein or in the Transaction Documents.

                  Section 6.3. Notices. Any party claiming a right to indemnification under this Section 6 (an "Indemnitee") shall promptly give the party required to indemnify the Indemnitee (the "Indemnitor") written notice of any matter which the Indemnitee has determined in good faith has given rise to a right of indemnification under this Settlement Agreement stating the amount of the PacifiCorp Loss or the Covol Loss, as the case may be, if known, and method of computation thereof, all with reasonable particularity and containing a reference to the provisions of this Settlement Agreement in respect of which such right of indemnification is claimed. Any amounts under this Article VI shall be payable upon demand. Any amount not paid when due shall bear interest, payable on demand, at the lower of (i) 12% per annum and (ii) the highest rate allowed by law ("Default Interest").

                                   ARTICLE VII
                                  MISCELLANEOUS

                  Section 7.1. Notices and deliveries. All notices, consents, and other communications under this Settlement Agreement will be in writing and will be deemed to have been sufficiently given or served when delivered in person, by telecopier, by registered or certified mail, charges prepaid, or by prepaid overnight delivery service. Notice shall be deemed given (a) at the time of delivery if given by hand, (b) two (2) business days after deposit in the mail, if given by registered mail, (c) upon confirmation, if given by telecopier (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine), and (d) upon confirmation of delivery, if given by prepaid overnight delivery service. The addresses and telecopier numbers for the parties, at which all such deliveries can be made and Notices can be sent, are as follows:

                           (A)      If to the PacifiCorp Parties, to:

                           PacifiCorp Financial Services, Inc.
                           825 NE Multnomah Street, Suite 1900
                           Portland, OR  97232
                           Attention:  Craig Longfield
                           Telecopier No.:  (503) 813-7213

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                           With copies to:

                           Stoel Rives LLP
                           900 SW Fifth Avenue, Suite 2600
                           Portland, Oregon  97204
                           Attn: Gary R. Barnum
                           Telecopier No.:  (503) 220-2480

                           (B)      If to the Covol Parties, to:

                           Covol Technologies, Inc.
                           3280 North Frontage Road
                           Lehi, Utah 84043
                           Attention:  Brent M. Cook
                           Telecopier No.:  (801) 768-4483

                           With copies to:

                           Pillsbury Madison & Sutro LLP
                           50 Fremont Street
                           San Francisco, CA 94105
                           Attention:  T. V. Loran III
                           Telecopier No.:  (415) 983-1200

                  Section 7.2. Attorney Fees. If any suit or other similar action arising out of or related to this Settlement Agreement is brought by any party hereto, the prevailing party or parties shall be entitled to recover the costs and fees (including without limitation reasonable attorney fees, the fees and costs of arbitrators, experts and consultants, copying, courier and telecommunication costs, and deposition costs and all other costs of discovery) incurred by such party or parties in such suit or action, including without limitation any post-trial or appellate proceeding.

                  Section 7.3. Form And Content Of Documents. All documents, instruments, and other writings to be signed or delivered by any party pursuant to this Settlement Agreement, which are not in a form attached as an exhibit to this Settlement Agreement, will be in a form and of a content as are reasonably satisfactory to the counsel to the parties to this Settlement Agreement, so long as they otherwise comply with the provisions of this Settlement Agreement.

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                  Section 7.4.  Interpretation.

                           Section 7.4.1. Ambiguities. The parties acknowledge
that each party and its counsel has materially participated in the drafting of this Settlement Agreement and the other Transaction Documents; consequently, the rule of contract interpretation, that ambiguities, if any, in a writing be construed against the drafter, shall not apply.

                           Section 7.4.2. Headings. The section headings in this
Settlement Agreement and the other Transaction Documents are included for convenience only; they do not give full notice of the terms of any portion of this Settlement Agreement or the Transaction Documents and are not relevant to the interpretation of any provision hereof or thereof.

                           Section 7.4.3. Governing Law. The parties intend that
this Settlement Agreement and the other Transaction Documents shall be governed by and construed in accordance with the laws of the State of Utah applicable to contracts made and wholly performed within Utah by persons domiciled in Utah, without regard to choice of law rules.

                           Section 7.4.4. Calculation of Time Periods. In the
computation of any period of time provided for in this Settlement Agreement, unless otherwise provided herein, the day of the act or event from which the period of time runs shall be excluded, and the last day of the period shall be included, unless it is not a business day, in which case the period shall be deemed to run until the end of the next day that is a business day.

                           Section 7.4.5. Integration; Amendment. This
Settlement Agreement, together with the Transaction Documents, constitutes the entire agreement of the parties relating to the subject matter hereof. There are no promises, terms, conditions, obligations, or warranties other than those contained in such documents and such documents supersede all prior communications, representations, or agreements, verbal or written, among the parties relating to the subject matter hereof. This Settlement Agreement may not be amended except in writing executed by the parties hereto.

                           Section 7.4.6. Waiver. No provision of this
Settlement Agreement, the Amended Security Agreement, the Amended Collateral Assignment of Sublease, or any other Transaction Document shall be deemed to have been waived unless such waiver is in writing signed by the waiving party. No failure by any party to insist upon the strict performance of any provision of this Settlement Agreement, the Amended Security Agreement, the Amended Collateral Assignment of Sublease, any other Transaction Document, or to exercise any right or remedy consequent upon a breach thereof, shall constitute a waiver of any such breach, of such provision or of any other provision. No waiver of any provision of this Settlement Agreement, the Amended Security Agreement, the Amended Collateral Assignment of Sublease, or any other Transaction Document shall be deemed a waiver of any other provision of this Settlement

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

Agreement or a waiver of such provision with respect to any subsequent breach, unless expressly provided in writing.

                           Section 7.4.7. Binding Effect. This Settlement
Agreement shall bind and inure to the benefit of, and be enforceable by, the parties hereto and their respective successors, heirs, and permitted assigns.

                           Section 7.4.8. Assignment. No party may assign this
Settlement Agreement without the consent of the other party.

                           Section 7.4.9. Third-Party Beneficiary Rights. Except
as specifically set forth in Section 4.1 hereof, no person not a party to this Settlement Agreement is an intended beneficiary of this Settlement Agreement, and no person not a party to this Settlement Agreement shall have any right to enforce any term of this Settlement Agreement.

                           Section 7.4.10. Counterparts. This Settlement
Agreement and each other Transaction Document may be executed in any number of counterparts, all of which taken together shall constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

                           Section 7.4.11. Further Assurances. Each party
agrees, at the request of the other party (and, unless otherwise expressly provided for herein, at the requesting party's expense), at any time and from time to time after the date hereof, to execute and deliver all such further documents, and to take and forbear from all such action, as may be reasonably necessary or appropriate in order more effectively to perfect the transfers of rights contemplated herein or otherwise to confirm or carry out the provisions of this Settlement Agreement and the other Transaction Documents.

                           Section 7.4.12. Confidentiality. Each party agrees to
maintain in confidence all terms and conditions of this Settlement Agreement, and not to disclose such terms and conditions to any third party, other than the accountants and attorneys of each such party, without prior written consent of the other, which consent shall not be unreasonably withheld except as may be required by law or governmental rules or regulations. Notwithstanding the immediately preceding sentence, each of the PacifiCorp Parties may disclose the terms of this Settlement Agreement to any prospective purchaser of any Project or of any entity having any interest, direct or indirect, in a Project.

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

                  IN WITNESS WHEREOF, this Settlement Agreement has been duly executed on the date set forth above.

                                  COVOL TECHNOLOGIES, INC.

                                  By: /s/ Brent M. Cook
                                  Title: President

                                  ALABAMA SYN FUEL #1 LTD.

                                  By: Covol Technologies, Inc.,
                                      as general partner
                                  By:    /s/ Brent M. Cook
                                  Title: President of Covol Technologies, Inc.


                                  PACIFICORP FINANCIAL SERVICES, INC.

                                  By:    /s/ Craig Longfield
                                  Title: President

                                  PACIFICORP SYN FUEL, L.L.C.

                                  By:    /s/ Craig Longfield
                                  Title: President

                                  BIRMINGHAM SYN FUEL, L.L.C.

                                  By: /s/ Craig Longfield
                                  Title: President

                                       14